UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 FORM 8-K /A (3)
                                 Current Report


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934.

               Date of Report (Date of Earliest event reported):
                                June 20, 2005

                      Commission file number 000-27825

                            EXIM INTERNET GROUP, INC.
                   (formerly Global Trade Portal Corporation;
                      Hydro Environmental Resources, Inc.)
             (Exact Name of Registrant as specified in its charter)


        Nevada                                         73-1552304
 (State or other jurisdiction of                     (IRS Employer
 Incorporation or organization)                  Identification Number)

                               7683 SE 27TH Street
                         Mercer Island, Washington 98040
                    (Address of principal executive offices)
                           (City, State and Zip Code)

                                  (866)571-0200
                Company's telephone number, including area code
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ITEM 4.0 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

(1) Previous Independent Auditors: Cordovano & Honeck, LLP

(i) Effective June 20, 2005, Exim Internet Group, Inc., formerly Global Trade Portal Corporation and Hydro Environmental Resources, Inc, (the Company) determined to change the Company's independent accountants, and, accordingly, ended the engagement of Cordovano & Honeck, LLP, in that role and retained Madsen & Associates, CPA's, Inc. as its independent accountants. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants and Cordovano & Honeck, LLP were dismissed as the Company's independent auditors.


(ii) Management of Exim Internet Group, Inc., formerly Global Trade Portal Corporation and Hydro Environmental Resources, Inc., is unaware of any disagreements with Cordovano & Honeck, LLP related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure from their engagement through June 20, 2005 and for the most recent fiscal year of December 31, 2003 through June 20, 2005 when Cordovano & Honeck, LLP was terminated. (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Cordovano & Honeck, LLP's audit reports on the financial statements for the years ended December 31, 2003 and for the year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, with the exception of the following "going concern" qualification for the December 31, 2002 and December 31, 2003 audited financial statements. For the financial period ending December 31, 2003, Cordovano and Honeck, LLP reported the following:

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BASIS OF PRESENTATION

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company is a development stage company that is in default on certain loans at December 31, 2003 and has suffered significant operating losses since inception. These factors, among others, may indicate that the Company will be unable to continue as a going concern for reasonable period of time.


The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company's management intends to satisfy cash requirements through the sale of its common stock and cash advances from officers and principal shareholders in exchange for debt or restricted common stock. In addition, management plans to continue the policy of issuing common stock in exchange for services. Management is also considering (1) a private offering and sale of common stock, (2) a public offering and sale of common stock, or (3) a combination of the two previous options. The Company's future success is dependent upon its ability to create an effective product and provide competitive services on a timely and cost-effective basis and, ultimately, to attain profitability.


DEVELOPMENT STAGE COMPANY


Hydro Environmental Resources, Inc. (the "Company") is in the development stage in accordance with Financial Accounting Standards Board ("FASB") Statements of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting by Development Stage Enterprises"."
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For the financial period ending December 31, 2002, Cordovano & Honeck, LLP reported the following:


"Basis of presentation


The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company is a development stage company that is in default on certain loans at December 31, 2002 and has suffered significant operating losses since inception. These factors, among others, may indicate that the Company will be unable to continue as a going concern for reasonable period of time.


The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company's management intends to satisfy cash requirements through cash infusions from officers and principal shareholders in exchange for debt or restricted common stock. In addition, management plans to continue the policy of issuing common stock in exchange for services. Management is also considering (1) a private offering and sale of common stock, (2) a public offering and sale of common stock, or (3) a combination of the two previous options. The Company's future success is ultimately dependent upon its ability to create and provide effective and competitive services on a timely and cost-effective basis.


Development stage company


Hydro Environmental Resources, Inc. (the "Company") is in the development stage in accordance with Financial Accounting Standards Board ("FASB") Statements of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting by Development Stage Enterprises".


(iv) In connection with its audits for the two most recent fiscal years and review of financial statements through June 20, 2005, there have been no disagreements with Cordovano & Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cordovano & Honeck, LLP would have caused them to make reference thereto in their report on the financial statements.

(v) During the two most recent fiscal years of December 31, 2002 and 2003, and the interim period to June 20, 2005, there have been no reportable events with the Company as set forth in Item 304(a(i)(v) of Regulation S-K.

(vi) The Company requested that Cordovano & Honeck, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.
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(2) New Independent Accountants:

(i) The Company engaged Madsen & Associates, CPA's Inc., Inc., Murray, Utah as its new independent auditors as of June 20, 2005. Prior to such date, the Company, did not consult with Madsen & Associates, CPA's, Inc. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Madsen & Associates, CPA's, Inc, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


November 2, 2005                        EXIM INTERNET GROUP, INC.


                                        By /s/ Mr. Nicholas Alexander
                                        ------------------------------
                                        Mr. Nicholas Alexander, Secretary and
                                        Director
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